                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       01/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Development Fund

Semiannual Report to Shareholders

January 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2005

Class AARP has been created especially for members of AARP. Class S shares are generally not available to new investors. (For details see the Fund's prospectus and Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Development Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Effective June 30, 1999, the Fund adopted its current objective to seek long-term capital appreciation by investing primarily in US companies with the potential for above-average growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Consequently, the Fund's performance prior to that date would probably have been different if the current investment strategy had been in place. Since adopting its current objective, the cumulative return is -33.04%.

Average Annual Total Returns as of 1/31/05
Scudder Development Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	11.93%	.42%	-1.15%	-10.66%	3.84%
Class AARP	11.81%	.31%	-1.16%	-10.67%	3.85%
Russell 3000 Growth Index+	6.60%	.95%	-.27%	-8.68%	8.73%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 1/31/05	$ 19.32	$ 19.33
7/31/04	$ 17.28	$ 17.27

Class S Lipper Rankings — Multi-Cap Growth Funds Category as of 1/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	332	of	428	78
3-Year	275	of	353	78
5-Year	163	of	226	72
10-Year	73	of	73	99

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Development Fund — Class S [] Russell 3000 Growth Index+

Yearly periods ended January 31
Comparative Results as of 1/31/05
Scudder Development Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,042	$9,660	$5,692	$14,578
	Average annual total return	.42%	-1.15%	-10.66%	3.84%
Class AARP	Growth of $10,000	$10,031	$9,655	$5,689	$14,588
	Average annual total return	.31%	-1.16%	-10.67%	3.85%
Russell 3000 Growth Index+	Growth of $10,000	$10,095	$9,919	$6,349	$23,101
	Average annual total return	.95%	-.27%	-8.68%	8.73%

The growth of $10,000 is cumulative.

+ The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2005
Actual Fund Return	Class AARP	Class S
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,118.10	$ 1,119.30
Expenses Paid per $1,000*	$ 7.53	$ 7.00
Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,018.10	$ 1,018.60
Expenses Paid per $1,000*	$ 7.17	$ 6.67

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class AARP	Class S
Scudder Development Fund	1.41%	1.31%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Lead Portfolio Managers Samuel Dedio and Robert S. Janis discuss Scudder Development Fund's market environment, performance and strategy during the six-month period ended January 31, 2005.

Q:  How did the US stock market perform during the fund's reporting period?

A:  US equities performed well during the past six months. Although the reporting period got off to an uneven start due to concerns about higher oil prices and the uncertainty related to the US election, the market rallied in reaction to the reelection of President George W. Bush in November. Not only did the election pass without the difficulties we witnessed in 2000, but also the strength of the president's victory helped provide clarity with respect to the future direction of public policy. The markets also were encouraged by the rapid decline in the price of oil from its mid-October high and the emergence of the US economy from its brief slowdown during the summer. As these concerns receded into the background, investors were free to focus on favorable corporate profit results and the generally positive direction of the economy. Fourth-quarter gross domestic product (GDP) growth came in at 3.8%, following a 4.0% gain in the third quarter. (GDP is the total value of all final goods and services produced in a country in a given year.) Consumer spending remained strong, employment continued to grow steadily and businesses continued to increase their rate of spending. And while the Federal Reserve continued to raise short-term interest rates, market participants remained confident that the pace of increases would remain moderate enough to not have an effect on economic growth. Given this combination of positive factors, the stock market was finally able to stage a sustained rally. Small-cap stocks provided the best returns, outperforming mid and large caps. Notably, investors' focus returned to the type of higher-quality stocks that we strive to own in Scudder Development Fund, namely those with favorable growth characteristics and reasonable valuations.

Q:  How did the fund perform?

A:  For the six months ended January 31, the Class S shares of the fund produced a total return of 11.93%. Class AARP shares returned 11.81%.1 (Please see pages 3 through 4 for complete performance information.) The fund outperformed the 6.60% return of its benchmark, the Russell 3000 Growth Index. Our emphasis on the small-cap segment was beneficial to fund performance given that this asset class outperformed during the period. Additionally, the fund's growth orientation aided performance as investor appetite for risk increased during the period.2 Although six months is a short time frame in which to measure the fund's performance, we believe the recent improvement in performance is a sign that our research-focused approach will allow us to improve the fund's long-term performance record over time.

1 The AARP class has slightly more individual accounts relative to total fund assets, so its costs are slightly higher while its returns are slightly lower.

2 Growth stocks are generally seen as higher-risk. When investors become more optimistic, their risk appetite rises — a positive for the growth style.

Q:  What specific factors helped and hurt performance?

A:  Our decisions relating to sector allocation and individual stock selection both contributed positively to portfolio performance. While the fund's overweight in health care and underweight in information technology detracted slightly from performance, an underweight in consumer staples and an overweight in consumer discretionary both contributed to performance.3 Our stock selection was strongest in financials, health care and consumer discretionary, which more than made up for our weaker stock picks within energy and consumer staples.4

3 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting in a given sector than the benchmark.

4 Consumer staples are those products that consumers need to buy regardless of economic conditions, such as food and beverages. Consumer discretionary products, such as home electronics, are nonnecessities and therefore more sensitive to economic conditions.

Among the top individual contributors to the fund for the period were Kinetic Concepts, Inc. and Peabody Energy Corp. Kinetic Concepts is a global medical technology company active in the areas of advanced wound care and therapeutic services. The company designs, manufactures, markets and services a wide range of proprietary products that can significantly improve clinical outcomes and reduce the overall cost of patient care by accelerating the healing process or preventing complications. Kinetic Concepts reported fourth-quarter 2004 net revenue of $273.7 million, an increase of 27% from the fourth quarter of 2003, and full-year 2004 net revenue of $992.6 million. The revenue growth in 2004 reflected a broader acceptance of the company's treatments by physicians and payers.

Peabody Energy's principal activity is the mining of coal for sale primarily to electric utilities. The company also carries out other mining activities, including gold mining. Peabody Energy reported that its 2004 net income rose to $175.4 million, or $2.75 per share, compared with $31.3 million, or $0.57 per share, in the prior year. Fourth-quarter net income totaled $67.9 million, or $1.03 per share, compared with $22.2 million, or $0.40 per share, in the prior year. Peabody Energy's excellent fourth-quarter results punctuated an outstanding year in which the company posted record revenues and earnings. The company also indicated that the continued improvements in market conditions, newly acquired mines and new sales agreements allow it to target significantly higher results for 2005. An additional one-time event was Microsoft Corp.'s declaration of a $3.00 per share special dividend, which was paid out in December 2004.

Among the top detractors from performance were Pfizer Inc. and Thor Industries, Inc. While Pfizer had strong operating and revenue results during the period, the stock price was adversely affected by public and investor concern regarding the cardiovascular safety of two of its top-selling drugs, Celebrex and Bextra. The stock is no longer held in the portfolio. Thor Industries' principal activities are manufacturing and marketing recreation vehicles and small and midsize buses in the United States and Canada. The company's stock price was adversely affected as the rising-interest-rate environment made financing more expensive for consumers. Believing the company to be fully valued, we sold the position during the reporting period.

Q:  How is the fund positioned?

A:  The portfolio is currently overweight in the consumer discretionary, energy, financial and health care sectors and is underweight in consumer staples, industrials and information technology. At the beginning of the period, the portfolio had approximately 41% of its market value invested in the small-cap equity segment (stocks with market capitalizations of up to $4.2 billion), 30% in the mid-cap segment (stocks valued between $4.2 billion and $16.2 billion), 22% in the large-cap segment ($16.2 billion and above) and the remainder in cash and cash equivalents. At the end of the period, the market capitalization breakdown was 37% small cap, 35% mid cap and 24% large cap, with the remainder in cash. These weightings are not a reflection of our broad view on the stock market. Instead, they are indicative of the areas in which we have been finding the most attractive individual companies.

Q:  What is your broad view of the US stock market from here?

A:  Key indicators show that while the economy is slowing as both high energy costs and commodity inflation are affecting consumer spending and corporate earnings results, economic growth is nonetheless continuing at a moderate pace. Despite the relatively weak consumer spending early in the fourth quarter, underlying income and spending trends have remained positive for US consumers. In fact, retail sales rose 8.7% on a year-over-year basis from December 2003 to December 2004, a positive sign for both consumers and the overall economy. However, a low household savings rate, growing consumer debt levels, and high gas and heating fuel costs could constrain future consumer spending if job creation does not continue. As always, the consumer remains the key to economic growth, but for growth to be maintained, there has to be sustained business investment in addition to improving labor market conditions.

Looking ahead, risks to market performance include:

An erosion of consumer and investor sentiment due to negative economic news and/or world political events

Ill-timed changes to monetary (interest rate) and/or fiscal (government spending) policy

Stagnant business capital spending

Weaker consumer spending

Corporate earnings disappointments

In an environment characterized by both opportunity and risk, investor focus should return to higher-quality companies with superior earnings results. With the signs that this return to quality has already begun to occur, we believe that 2005 will be favorable for investors, such as ourselves, who focus on individual stock selection. We are optimistic that our process will continue to work well in this market environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	1/31/05	7/31/04

Common Stocks	96%	93%
Cash Equivalents	4%	7%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	1/31/05	7/31/04

Health Care	27%	26%
Information Technology	26%	30%
Consumer Discretionary	17%	16%
Financials	12%	10%
Materials	5%	6%
Consumer Staples	5%	4%
Industrials	4%	1%
Energy	2%	5%
Telecommunication Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2005 (24.9% of Net Assets)
1. Peabody Energy Corp. Provider of coal	3.1%
2. Harman International Industries, Inc. Manufacturer of high fidelity audio and video components	2.8%
3. Cognos, Inc. Software manufacturer and distributor	2.6%
4. Triad Hospitals, Inc. Provider of health care services through its ambulatory surgery centers	2.6%
5. Chico's FAS, Inc. Seller of women's clothing and accessories	2.5%
6. Legg Mason, Inc. Provider of various financial services	2.4%
7. Community Health Systems, Inc. Provider of acute health care services in non-urban communities	2.4%
8. Dell, Inc. Provider of computer products and customer service	2.3%
9. E*TRADE Financial Corp. Provider of financial services	2.1%
10. Polo Ralph Lauren Corp. Designer and marketer of apparel, accessories and fragrances	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 98.6%
Consumer Discretionary 17.0%
Hotels, Restaurants & Leisure 4.9%
RARE Hospitality International, Inc.*	73,800	2,324,700
Station Casinos, Inc.	65,500	4,028,250
The Cheesecake Factory, Inc.*	129,850	4,203,245
		10,556,195
Household Durables 2.7%
Harman International Industries, Inc.	48,800	5,936,520
Specialty Retail 5.8%
Aeropostale, Inc.*	148,400	4,124,036
Chico's FAS, Inc.*	103,400	5,447,112
Urban Outfitters, Inc.*	69,500	2,923,865
		12,495,013
Textiles, Apparel & Luxury Goods 3.6%
Columbia Sportswear Co.* (c)	58,900	3,231,843
Polo Ralph Lauren Corp.	116,400	4,533,780
		7,765,623
Consumer Staples 4.4%
Beverages 1.3%
Constellation Brands, Inc. "A"*	53,700	2,788,104
Food & Staples Retailing 1.9%
Wal-Mart Stores, Inc.	80,400	4,212,960
Household Products 1.2%
Jarden Corp.* (c)	56,000	2,576,000
Energy 2.4%
Energy Equipment & Services 2.1%
BJ Services Co.	45,000	2,162,250
Rowan Companies, Inc.*	84,400	2,376,704
		4,538,954
Oil & Gas 0.3%
W&T Offshore, Inc.*	39,900	726,180
Financials 12.2%
Capital Markets 9.6%
E*TRADE Financial Corp.*	334,100	4,593,875
Goldman Sachs Group, Inc.	31,000	3,343,350
Investors Financial Services Corp. (c)	80,400	4,052,964
Legg Mason, Inc.	68,150	5,263,225
Lehman Brothers Holdings, Inc.	38,600	3,519,934
		20,773,348
Diversified Financial Services 2.6%
Citigroup, Inc.	51,300	2,516,265
The First Marblehead Corp.* (c)	47,200	3,036,376
		5,552,641
Health Care 26.9%
Biotechnology 2.9%
Amgen, Inc.*	56,500	3,516,560
Charles River Laboratories International, Inc.*	57,200	2,710,136
		6,226,696
Health Care Equipment & Supplies 8.6%
C.R. Bard, Inc.	54,500	3,695,100
Cooper Companies, Inc.	31,100	2,385,370
Fisher Scientific International, Inc.*	36,900	2,330,235
Kinetic Concepts, Inc.*	61,400	3,991,000
PerkinElmer, Inc.	136,400	3,135,836
Zimmer Holdings, Inc.*	39,400	3,106,690
		18,644,231
Health Care Providers & Services 10.7%
Aetna, Inc.	30,300	3,849,615
Community Health Systems, Inc.*	181,600	5,262,768
Coventry Health Care, Inc.*	52,400	2,981,560
DaVita, Inc.*	54,000	2,265,840
Triad Hospitals, Inc.*	135,900	5,529,771
UnitedHealth Group, Inc.	35,800	3,182,620
		23,072,174
Pharmaceuticals 4.7%
Amylin Pharmaceuticals, Inc.* (c)	70,200	1,573,182
Celgene Corp.* (c)	157,000	4,292,380
Johnson & Johnson	64,700	4,186,090
		10,051,652
Industrials 3.5%
Commercial Services & Supplies 1.4%
Avery Dennison Corp.	50,900	3,058,581
Machinery 2.1%
Caterpillar, Inc.	27,700	2,468,070
Dover Corp.	53,000	2,029,900
		4,497,970
Information Technology 25.7%
Communications Equipment 3.7%
Cisco Systems, Inc.*	214,500	3,869,580
Comverse Technologies, Inc.*	148,100	3,307,706
Polycom, Inc.*	51,400	888,192
		8,065,478
Computers & Peripherals 6.6%
Avid Technology, Inc.*	33,600	2,095,260
Dell, Inc.*	118,900	4,965,264
EMC Corp.*	278,700	3,650,970
QLogic Corp.*	93,200	3,567,696
		14,279,190
Internet Software & Services 4.1%
Check Point Software Technologies Ltd.*	133,500	3,241,380
Google, Inc. "A"*	12,500	2,445,375
VeriSign, Inc.*	123,000	3,243,524
		8,930,279
IT Consulting & Services 1.8%
Paychex, Inc.	125,900	3,838,691
Office Electronics 1.0%
Zebra Technologies Corp. "A"*	42,200	2,149,246
Semiconductors & Semiconductor Equipment 2.8%
Linear Technology Corp.	85,600	3,230,544
Microchip Technology, Inc.	103,750	2,702,688
		5,933,232
Software 5.7%
BEA Systems, Inc.*	399,400	3,457,341
Cognos, Inc.*	134,300	5,555,991
Microsoft Corp.	121,600	3,195,648
		12,208,980
Materials 4.5%
Containers & Packaging 1.4%
Packaging Corp. of America	133,100	2,969,461
Metals & Mining 3.1%
Peabody Energy Corp.	78,700	6,669,825
Telecommunication Services 2.0%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"* (c)	215,000	4,276,350
Total Common Stocks (Cost $172,270,673)		212,793,574

Securities Lending Collateral 8.6%
Daily Assets Fund Institutional, 2.32% (d) (e) (Cost $18,464,509)	18,464,509	18,464,509

Cash Equivalents 3.6%
Scudder Cash Management QP Trust, 2.27% (b) (Cost $7,845,702)	7,845,702	7,845,702
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $198,580,884) (a)	110.8	239,103,785
Other Assets and Liabilities, Net	(10.8)	(23,324,113)
Net Assets	100.0	215,779,672

* Non-income producing security.

(a) The cost for federal income tax purposes was $198,580,884. At January 31, 2005, net unrealized appreciation for all securities based on tax cost was $40,522,901. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $43,000,562 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,477,661.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2005 amounted to $18,317,707, which is 8.5% of total net assets.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $172,270,673) — including $18,317,707 of securities loaned	$ 212,793,574
Investment in Scudder Cash Management QP Trust (cost $7,845,702)	7,845,702
Investment in Daily Assets Fund Institutional (cost $18,464,509)*	18,464,509
Total investments in securities, at value (cost $198,580,884)	239,103,785
Cash	10,000
Dividends receivable	61,730
Interest receivable	13,419
Receivable for Fund shares sold	113,920
Receivable for investments sold	9,114,925
Other receivables	85,214
Other assets	12,534
Total assets	248,515,527
Liabilities
Payable for investments purchased	13,374,932
Payable for Fund shares redeemed	408,618
Payable upon return of securities loaned	18,464,509
Accrued management fee	161,065
Other accrued expenses and payables	326,731
Total liabilities	32,735,855
Net assets, at value	$ 215,779,672
Net Assets
Net assets consist of: Undistributed net investment income	12,964
Net unrealized appreciation (depreciation) on: Investments	40,522,901
Other receivables	(1,413,702)
Accumulated net realized gain (loss)	(184,748,216)
Paid-in capital	361,405,725
Net assets, at value	$ 215,779,672

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2005 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($1,924,169 ÷ 99,594 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.32
Class S Net Asset Value, offering and redemption price per share ($213,855,503 ÷ 11,065,031 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.33

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,889)	$ 1,339,512
Interest — Scudder Cash Management QP Trust	92,440
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	18,087
Total Income	1,450,039
Expenses: Management fee	934,637
Services to shareholders	401,676
Custodian and accounting fees	35,587
Auditing	25,829
Legal	2,979
Trustees' fees and expenses	4,061
Reports to shareholders	8,217
Registration fees	15,088
Other	11,139
Total expenses, before expense reductions	1,439,213
Expense reductions	(2,138)
Total expenses, after expense reductions	1,437,075
Net investment income (loss)	12,964
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	3,024,860
Net unrealized appreciation (depreciation) during the period on: Investments	21,691,758
Other receivables	19,904
21,711,662
Net gain (loss) on investment transactions	24,736,522
Net increase (decrease) in net assets resulting from operations	$ 24,749,486

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2005 (Unaudited)	Year Ended July 31, 2004
Operations: Net investment income (loss)	$ 12,964	$ (2,430,223)
Net realized gain (loss) on investment transactions	3,024,860	23,404,134
Net unrealized appreciation (depreciation) during the period on investment transactions	21,711,662	(12,181,969)
Net increase (decrease) in net assets resulting from operations	24,749,486	8,791,942
Fund share transactions: Proceeds from shares sold	6,128,933	42,371,807
Cost of shares redeemed	(32,769,357)	(73,188,055)
Net increase (decrease) in net assets from Fund share transactions	(26,640,424)	(30,816,248)
Increase (decrease) in net assets	(1,890,938)	(22,024,306)
Net assets at beginning of period	217,670,610	239,694,916
Net assets at end of period (including undistributed net investment income of $12,964 and $0, respectively)	$ 215,779,672	$ 217,670,610

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended July 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.28	$ 16.81	$ 13.95	$ 23.35	$ 47.06
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.18)	(.12)	(.14)	(.12)
Net realized and unrealized gain (loss) on investment transactions	2.05	.65	2.98	(7.98)	(17.74)
Total from investment operations	2.04	.47	2.86	(8.12)	(17.86)
Less distributions from: Net realized gains on investment transactions	—	—	—	(1.28)	(5.85)
Total distributions	—	—	—	(1.28)	(5.85)
Net asset value, end of period	$ 19.32	$ 17.28	$ 16.81	$ 13.95	$ 23.35
Total Return (%)	11.81**	2.80	20.50	(36.52)	(41.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1.7		1
Ratio of expenses (%)	1.41*	1.34	1.30	1.30	1.27*
Ratio of net investment income (loss) (%)	(.09)*	(.99)	(.84)	(.75)	(.43)*
Portfolio turnover rate (%)	104*	80	111	44	61

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

Class S
Years Ended July 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 17.27	$ 16.80	$ 13.94	$ 23.35	$ 44.92	$ 40.26
Income (loss) from investment operations:
Net investment income (loss)[b]	—[d]	(.18)	(.12)	(.14)	(.17)	(.42)
Net realized and unrealized gain (loss) on investment transactions	2.06	.65	2.98	(7.99)	(15.55)	11.58
Total from investment operations	2.06	.47	2.86	(8.13)	(15.72)	11.16
Less distributions from: Net realized gains on investment transactions	—	—	—	(1.28)	(5.85)	(6.50)
Total distributions	—	—	—	(1.28)	(5.85)	(6.50)
Net asset value, end of period	$ 19.33	$ 17.27	$ 16.80	$ 13.94	$ 23.35	$ 44.92
Total Return (%)	11.93**	2.80	20.52	(36.57)	(38.43)	29.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	214	216	239	220	445	827
Ratio of expenses before expense reductions (%)	1.31*	1.32	1.30	1.30	1.29	1.41[c]
Ratio of expenses after expense reductions (%)	1.31*	1.32	1.30	1.30	1.29	1.40[c]
Ratio of net investment income (loss) (%)	.01*	(.97)	(.84)	(.75)	(.48)	(.95)
Portfolio turnover rate (%)	104*	80	111	44	61	100

[a] For the six months ended January 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.40% and 1.39%, respectively.

[d] Amount is less than $.005.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Effective February 4, 2005, the Fund will impose a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $187,773,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($31,013,000), July 31, 2011 ($59,973,000) and July 31, 2012 ($96,787,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed, if any, to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

At January 31, 2005, other receivables of $85,214 (.04% of net assets) with a cost of $1,498,916 have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the six months ended January 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $108,933,444 and $123,206,627, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $1,000,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets and 0.75% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.48% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, service fees, trustee and trustee counsel fees, and organizational and offering expenses.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $72 and $78, respectively.

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend paying agent functions to DST. SSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2005, the amount charged to the Fund by SSC aggregated $358,127, of which $222,647 was unpaid.

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended January 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $27,741, of which $21,086 was unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the six months ended January 31, 2005, the Advisor agreed to reimburse the Fund $1,767, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2005, the custodian fees were reduced by $371 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2005		Year Ended July 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	9,954	$ 186,875	107,757	$ 1,995,788
Class S	330,556	5,942,058	2,210,716	40,376,019
		$ 6,128,933		$ 42,371,807
Shares redeemed
Class AARP	(19,088)	$ (349,185)	(65,037)	$ (1,185,347)
Class S	(1,758,226)	(32,420,172)	(3,915,943)	(72,002,708)
		$ (32,769,357)		$ (73,188,055)
Net increase (decrease)
Class AARP	(9,134)	$ (162,310)	42,720	$ 810,441
Class S	(1,427,670)	(26,478,114)	(1,705,227)	(31,626,689)
		$ (26,640,424)		$ (30,816,248)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SDVLX	SCDVX
Fund Number	167	067
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Development Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Development Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               March 29, 2005